                                                                    Exhibit 23.1




INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-44449, 33-48841, 33-64656 and 33-80804 of Applied Extrusion Technologies,
Inc. on Form S-8 of our report dated November 14, 1996, appearing in this Annual Report on Form 10-K of Applied Extrusion Technologies, Inc. for the year ended September 30, 1997.




/s/ Deloitte & Touche LLP
-----------------------------
Boston, Massachusetts
December 18, 1997